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                                   Exhibit 2.1

        Chelsea Pacific Financial Corp. Agreement dated February 25, 1999




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                         CHELSEA PACIFIC FINANCIAL CORP.
                           1738 - 609 Granville Street
                              Vancouver, BC V7Y 1G5
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HAND  DELIVERED

Clement Kar Man Lau
5484 Rugby Avenue
Burnaby, BC  V5E 2N1

William James Hadcock
Apt. 1301 - 238 Alvin Narod Mews
Vancouver, BC  V6B 5Z3

Leonard Wayne Voth
4422 Stone Crescent
West Vancouver, BC  V7W 1B7

Marc Gregory Belcourt
307 - 1137 Bute Street
Vancouver, BC  V6E 1Z7

Cool Entertainment, Inc.
(a Washington corporation)
c/o 5484 Rugby Avenue
Burnaby, BC  V5E 2N1

Cool Entertainment, Inc.
(a Colorado corporation)
1738 - 609 Granville Street
Vancouver, British Columbia
V7Y 1G5

February 25, 1999

Dear Sirs:

RE:      COOL  ENTERTAINMENT,  INC.


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 2
-------------------------------

This letter sets out the terms of an agreement between Leonard Wayne Voth, Clement Kar Man Lau, Marc Gregory Belcourt, William James Hadcock (Voth, Lau, Belcourt and Hadcock are herein together referred to as the "Vendors"), Cool Entertainment Inc., a corporation incorporated under the laws of Colorado (the "U.S. Company"), Cool Entertainment, Inc., a corporation incorporated under the laws of Washington ("Cool) and Cool Management Inc. in regard to the acquisition of all the issued and outstanding shares of Cool by the U.S. Company, in consideration of the issuance of shares in the capital stock of the U.S. Company (the "U.S. Shares") to the Vendors representing sixty-five percent (65%) of the issued and outstanding share capital of the U.S. Company. This agreement amends and restates the Agreement between Chelsea and the Vendors dated December 8, 1998, as amended January 20, 1999 (the "Letter of Intent").

1.                REPRESENTATIONS AND WARRANTIES OF COOL AND THE VENDORS

                  In order to induce Chelsea to enter into this Agreement, Cool and the Vendors jointly and severally represent, warrant and covenant to Chelsea as follows:

         (a) the registered and beneficial owners of an aggregate of 1,000 shares in the capital stock of Cool (the "Cool Shares"), are as follows:

                  Clement Kar Man Lau                   250 Cool Shares;

                  Leonard Wayne Voth                    250 Cool Shares;

                  Marc Gregory Belcourt                 250 Cool Shares;

                  William James Hadcock                 250 Cool Shares;

                  and the Cool Shares represent all the issued and outstanding shares of Cool;

         (b) no person, firm or corporation has any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares of the

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 3
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                  capital stock of Cool, nor will Cool issue any additional
                  shares in its capital stock prior to the Closing (as defined below);

         (c) Cool has only recently been incorporated for the business purposes disclosed in its Business Plan dated September 1, 1998 (the "Business Plan"), a copy of which has been provided to Chelsea, and to date no financial statements have been prepared for Cool, however, there are no material debts, obligations or liabilities (including contingent liabilities) of Cool to the Vendors or any other party apart from this Agreement, except for professional fees incurred with respect to the transaction described herein;

         (d) Cool is a company duly incorporated under the laws of the State of Washington, is not a public company, and is a valid and subsisting corporation in good standing under the laws of Washington;

         (f) the authorized capital of Cool consists of 10,000 common shares of which there are 1,000 shares issued and outstanding as fully paid and non-assessable;

         (g) the Vendors acknowledge that the U.S. Shares will be issued to them under exemptions from the prospectus and registration requirements under applicable U.S. and British Columbia securities legislation and, accordingly, the U.S. Shares issued hereunder may be subject to trading restrictions under applicable legislation;

         (h) the Vendors have developed a non-proprietary concept for the creation of an Internet site for the sale of entertainment products as disclosed in the Business Plan;

         (i) Cool has not guaranteed or agreed to guarantee any debt, liability or other obligation of any firm, person or corporation;

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 4
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         (j)      there are no outstanding loans from Cool to shareholders of
                  Cool;

         (k)      Cool has no employees or any liability to former employees;

         (l) the board of directors of Cool are not entitled to any bonuses;

         (m) the Vendors are not aware of any occurrence or event which has had, or might reasonably expect to have, a material adverse affect on Cool's business results or its operation;

         (n) the Vendors are not aware of any occurrence of event which has had or might reasonably expect to have a material adverse effect upon Cool's present operation;

         (o) to the best of the knowledge of the Vendors, there are no actions, suits, judgments, investigations or proceedings outstanding or pending against the Vendors or Cool;

         (p) to the best of the knowledge of the Vendors, Cool is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it; and

         (q) Cool has not since the date of its incorporation waived or surrendered any right of material value.

In order to induce Chelsea to enter into and consummate this Agreement, each of the Vendors severally represents to Chelsea that:

         (a) those of the Cool Shares owned by him are free and clear of all liens, charges, encumbrances or claims of third parties of any kind or character whatsoever;


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
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         (b)      he has due and sufficient right, title and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of those of the Cool Shares owned by him; and

         (c) no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of those of the Cool Shares owned by him.

2.                REPRESENTATIONS AND WARRANTIES OF CHELSEA AND THE U.S. COMPANY

                  In order to induce the Vendors to enter into and consummate this Agreement, Chelsea and the U.S. Company jointly and severally represent, warrant and covenant to the Vendors and Cool that, as at the date hereof and as at the Closing:

         (a) no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of shares of capital stock of the U.S. Company, or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital stock of the U.S. Company, nor will the U.S. Company issue any additional shares in its capital stock until the Closing has occurred, with the exception of up to 250,000 shares of Common Stock the U.S. Company has allotted for sale to various purchasers at a price of US$0.40 per share;

         (b) the debts, obligations and liabilities (including contingent liabilities) of the U.S. Company are no more than an aggregate of US$20,000, all of which will be satisfied from the proceeds of the sale of shares referred to in Section 2(a) above;

         (c) the U.S. Company has been duly incorporated, and is a valid and subsisting company in good standing under the laws of Colorado, and has due and

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 6
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                  sufficient corporate power and authority to enter into this
                  Agreement and to issue the U.S. Shares to the Vendors;

         (d) entry into this agreement and the issuance of the U.S. Shares to the Vendors has been authorized by all necessary proceedings of the directors and the shareholders of the U.S. Company;

         (e) the authorized capital of the U.S. Company consists of 100,000,000 shares of Common Stock, No Par Value and 1,000,000 shares of Preferred Stock, No Par Value of which there are 12,233,715 shares of Common Stock issued and outstanding as fully paid and non-assessable;

         (f) the U.S. Company has not guaranteed or agreed to guarantee any debt, liability or other obligation of any firm, person or corporation;

         (g) there are no outstanding loans owed by or to the U.S. Company, the U.S. Company has no employees and no obligations to any former employees, and the directors of the U.S. Company are not entitled to any bonuses;

         (h) the U.S. Company has not, since June 17, 1996, the date of its incorporation, engaged in any business whatsoever, apart from its incorporation and organization, the raising of capital, and entry into:

                  (i) an agreement with Highland Resources Inc. ("Highland") dated July 15, 1996, as amended September 30, 1996 and January 31, 1997 for the acquisition of a 50% interest in a mineral property in Brazil known as Gandalera Ferrifero (the "Highland Agreement") referred to in Note 1 to the U.S. Company's audited financial statements dated June 30, 1998; and

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 7
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                  (ii)     agreements with Carey Whitehead ("Whitehead")
                           concerning the purchase by the Company of certain mineral claims from Whitehead dated November 7, 1997 and July 3, 1998 (the "Mineral Claims Purchase Agreements");

         (i) the U.S. Company has not experienced nor is it aware of any occurrence or event which has had, or might reasonably expect to have, a material adverse affect upon its operation;

         (j) there are no actions, suits, judgments, investigations, arbitrations or other proceedings outstanding or pending against the U.S. Company;

         (k) the U.S. Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

         (l) the audited financial statements of the U.S. Company for the 12 month period ended June 30, 1998 and the unaudited financial statements of the U.S. Company for the three month period ended September 30, 1998 attached hereto as Schedules "A" and "B" respectively and provided to the Vendors have been prepared in accordance with generally accepted accounting principles in the United States, fairly and accurately describe the financial position of the U.S. Company as at their respective dates, and no financial statements for the U.S. Company for any later date or period have been prepared or are available;

         (m) the U.S. Shares will be issued to the Vendors as fully-paid and non-assessable;

         (n) all of the issued and outstanding shares in the capital stock of the U.S. Company are presently, and the U.S. Shares will be on the Closing, admitted to quotation on the OTC Bulletin Board (the "Bulletin Board"), such shares are


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 8
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                  presently quoted on the Bulletin Board by 5 broker-dealers, all of whom to the best of the knowledge of Chelsea and the U.S. Company have complied with the provisions of
                  Section 15c2-11 of the SECURITIES EXCHANGE ACT of 1934 (the "1934 Act"), and the U.S. Company is in good standing with respect to all regulatory requirements of the Bulletin Board and under U.S. federal and applicable State securities laws;

         (o) the U.S. Company is not presently a reporting issuer under the 1934 Act, but neither it nor Chelsea knows of any impediment to it becoming a reporting issuer under the 1934 Act;

         (p) the U.S. Company has no further obligations to Highland under the Highland Agreement and is party to no litigation, administrative proceedings or arbitration related in any way to the Highland Agreement, and to the best of the knowledge of the U.S. Company and Chelsea, no such litigation, administrative proceedings or arbitration is pending or threatened;

         (q) the only material contracts to which the U.S. Company is party as at the date hereof are the Mineral Claims Purchase Agreements, copies of which have been provided to the Vendors. The U.S. Company and Whitehead will, prior to the Closing, enter into agreements acceptable in form and substance to the Vendors whereby the Mineral Claims Purchase Agreements will be voided, and Whitehead shall release the U.S. Company from all liabilities whatsoever under the Mineral Claims Purchase Agreements;

         (r) the U.S. Company has not waived or surrendered any right of material value, except as set forth herein;


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
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         (s)      the U.S. Company has filed all state, federal and foreign tax returns which are required to be filed, and has paid all taxes required to be paid and any other assessment, fine or penalty which has been levied against it;

         (t) the minute books of the U.S. Company provided to the solicitors for the Vendors contain records of all of the proceedings of the U.S. Company's directors, committees of directors and shareholders since the date of the U.S. Company's incorporation with the exception of minutes of a meeting of the directors of the U.S. Company dated January 29, 1999 and a meeting of the shareholders of the Company held on February 15, 1999, copies of which have been provided to the solicitors for the Vendors, or will be provided prior to Closing.

3.                SHARE EXCHANGE

                  The Vendors agree with the U.S. Company to sell, transfer and exchange all the Cool Shares to the U.S. Company, free and clear of all liens, charges and encumbrances in consideration of the issuance by the U.S. Company to the Vendors of such number of Shares of Common Stock of the U.S. Company as will represent 65% of its issued shares (the "U.S. Shares") after completion of such issuance, free of all liens, charges and encumbrances.

                  The U.S. Company agrees that upon completion of the sale of the shares of Common Stock referred to in Section 2(a) hereof, it will forthwith issue a number of shares of Common Stock equal to 65% or the number of shares sold (the "Adjustment Shares").

                  The sale, transfer and exchange of the Cool Shares and the issue of the U.S. Shares as provided herein (the "Closing") shall take place on a day (the "Closing Date") to be agreed between the Vendors and Chelsea and the U.S. Company, but which in any event shall take place no later than March 1, 1999 (the "Outside Date"). If the Closing has not taken place by the Outside Date this Agreement will be void and of no further effect.


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 10
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                  At the Closing, the Vendors shall deliver to the U.S. Company the certificates representing the Cool Shares, duly endorsed for transfer, to the U.S. Company, conditionally upon and simultaneously with the delivery by the U.S. Company:

         (a) to the Vendors of certificates representing 25% of the U.S. Shares, issued in the names of the Vendors or according to the Vendors' direction; and

         (b) to Pacific Corporate Trust Company (the "Escrow Agent"), of certificates representing 75% of the U. S. Shares (the "Escrowed Shares"), issued in the names of the Vendors or according to the Vendors' direction, to be held by the Escrow Agent under the terms of an agreement in the form attached hereto as Schedule "C" (the "Escrow Agreement") to be entered into between the Escrow Agent, Chelsea, the Vendors, Cool and the U.S. Company (the "Escrow Agreement").

                  Forthwith upon closing of the sale of the shares of Common Stock referred to in Section 2(a) hereof, the U.S. Company shall deliver:

         (a) certificates representing 25% of the Adjustment Shares, issued in the names of the Vendors or according to the Vendors' direction, to the Vendors; and

         (b) certificates representing 75% of the Adjustment Shares, issued in the names of the Vendors or according to the Vendors' direction, to the Escrow Agent, to be held by the Escrow Agent under the terms of the Escrow Agreement.

4.                NON-COMPETITION

                  Cool will, prior to the Closing, enter into a management agreement with Cool Management in the form attached as Schedule "D" hereto with Cool Management. Cool Management will, prior to the Closing Date, enter into employment or consulting agreements with each of the Vendors in the forms attached as Schedule "E" hereto (with Messrs. Lau,

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Clement Kar Man Lau et al
February 25, 1999
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Hadcock and Belcourt) and Schedule "F" hereto (with Mr. Voth) (the
"Non-Competition Agreements").

                  The U.S. Company agrees with each of the Vendors that, if a stock option plan is established by the U.S. Company after the Closing, each of the Vendors will be entitled to participate therein on a basis at least as favorable as that of any other participant.

                  Chelsea agrees that, while any of the U.S. Shares or the Adjustment Shares remain subject to the Escrow Agreement and for one year thereafter, it will not arrange financing for or otherwise be involved in investor relations activities for or on behalf of any company or other entity involved in substantially the same business as Cool.

5.                U.S. SHARES

                  The Vendors acknowledge and agree that when the Closing takes place they will acquire the U.S. Shares. If the U.S. Shares or the Adjustment Shares have not been registered with the Securities and Exchange Commission of the United States or with State regulatory authority in reliance upon exemptions provided in the SECURITIES ACT of 1933 as amended, the rules and regulations thereunder, or applicable State securities law, the Vendors recognize and understand that the transfer agent for the U.S. Company has been or will be directed to place a stop transfer order against the transfer of the U.S. Shares until the requirements set out herein have been fulfilled. In connection with the foregoing, the Vendors further acknowledge the shares to be issued to them will have a restrictive legend placed thereon which will read substantially as follows:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE SHARES HAVE BEEN TAKEN FOR INVESTMENT. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED TO A RESIDENT OR CITIZEN OF THE UNITED STATES, UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY HAS BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH

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CHELSEA PACIFIC FINANCIAL CORP.

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February 25, 1999
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                  SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE
                  SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

6.                INVESTOR RELATIONS

                  Chelsea agrees to provide investor relations services in regard to the promotion of the U.S. Company for a minimum period of one (1) year from the Closing Date. Subject to Chelsea meeting the financial milestones set out herein, Chelsea shall be paid by the U.S. Company a fee of U.S. $5,000 monthly, in arrears, in respect of such services. Chelsea shall be responsible for payment of all expenses it incurs in connection with the provision of such services from such fee.

7.                RIGHT OF FIRST REFUSAL

                  Chelsea shall have the right, but not the obligation, to advance or arrange all debt or equity financings required by the U.S. Company to meet the objectives of the Business Plan for a period of one (1) year from the Closing Date.

                  The U.S. Company will notify Chelsea of the terms of any further debt or equity financing that it requires or proposes to obtain for one year from the Closing Date.

                  The right of first refusal must be exercised by Chelsea within 10 days following the receipt of the notice by notifying the U.S. Company that it will provide such financing on the terms set out in the notice.

                  If Chelsea fails to give notice within the 10 days that it will provide such financing upon the terms set out in the notice, the U.S. Company will then be free to make other arrangements to obtain such financing from another source.

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
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                  The right of first refusal will terminate:

         (a) if, on receipt of any notice from the U.S. Company under this Section, Chelsea fails to exercise the right; and

         (b)      as provided in the Escrow Agreement.

8.                CONDITIONS PRECEDENT FOR CHELSEA

All obligations of Chelsea under this Agreement are subject to the fulfilment prior to Closing of each of the following:

         (a) each of the Vendors shall have executed a Non-Competition Agreement in the form provided herein;

         (b)      all the parties thereto shall have executed the Escrow
                  Agreement; and

         (c) the representations and the warranties of the Vendors set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Vendors on the Closing Date;

The foregoing conditions in this paragraph are inserted for the exclusive benefit of Chelsea and may be waived by it in whole or in part at any time prior to Closing.

9.                CONDITIONS PRECEDENT FOR THE VENDORS

                  All obligations of the Vendors under this Agreement are subject to the fulfilment prior to Closing of each of the following:

         (a) the representations and the warranties of Chelsea and the U.S. Company set forth in this Agreement shall be true and correct as of the date of this

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
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-----------------------------


                  Agreement and shall be true and correct as of the Closing Date as if made by the U.S. Company and Chelsea as of the Closing Date;

         (b) each of the Vendors shall have executed the Non-Competition Agreement to which they are respectively party;

         (c)      all of the parties thereto shall have executed the Escrow
                  Agreement;

         (d) the U.S. Company shall have received all state securities or "Blue Sky" permits and other authorizations necessary to issue the U.S. Shares to the Vendors;

         (e) all of the issued and outstanding shares in the capital stock of the U.S. Company, and the U.S. Shares, shall be duly and validly issued as fully-paid and non-assessable and shall be admitted to quotation on the Bulletin Board;

         (f) there shall not have been a material adverse change in the business or affairs of the U.S. Company;

         (g) the Vendors shall have been provided with all available financial statements of the U.S. Company, and shall be satisfied with the condition of the U.S. Company, financial and otherwise;

         (h) the U.S. Company shall have taken all measures necessary to issue the U.S. Shares to the Vendors under appropriate exemptions from the prospectus requirement of the SECURITIES ACT (British Columbia) and the registration requirement of the SECURITIES ACT OF 1933 (United States);

         (i) the U.S. Company shall have entered into a Registration Rights Agreement with each of the Vendors in the form attached hereto as Schedule G;

         (j) on or prior to the Closing, the directors of the U.S. Company shall have taken all measures necessary to appoint each of the Vendors as directors of the U.S.

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Clement Kar Man Lau et al
February 25, 1999
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                  Company, the present directors of the U.S. Company shall have resigned as a director thereof, and the Vendors shall be the sole directors of the U.S. Company;

         (k) the Vendors will have received an opinion from the lawyers for the U.S. Company in form and substance acceptable to the Vendors, acting reasonably;

The foregoing conditions in this paragraph are inserted for the exclusive benefit of the Vendors and may be waived by them in whole or in part at any time prior to Closing.

10.               INDEPENDENT LEGAL ADVICE

                  The parties acknowledge that they have obtained or waived the right to obtain independent legal advice relating to any and all matters associated with this Agreement.

11.               PUBLICITY

                  Neither party shall issue any public announcement concerning the transaction contemplated herein or in regard to this Agreement without the consent of the other party. Such consent should not be unreasonably withheld, except as required by law. The parties further agree that any public announcement made that is required by law will disclose only the portion of any information concerning this transaction that is legally required. The disclosing party shall give the other party reasonable prior written notice of any disclosure.

12.               FEES AND EXPENSES

                  Each party agrees to pay the legal fees and expenses incurred by it relating to the matter described in this Agreement. It is acknowledged and agreed that Cool Entertainment may pay certain of the professional expenses incurred by the Vendors in connection with the transactions described herein after the Closing.

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 16
-----------------------------


13.               CLOSING

                  The Closing shall take place at the offices of Messrs. Swinton & Company, in the City of Vancouver, in the Province of British Columbia, at
12.00 p.m. on the 1st day of March, 1999, or such other date as may be mutually agreed upon.

14.               MISCELLANEOUS

         (a) The parties shall do all such other things and do such acts as to carry out the intention of this Agreement.

         (b) This Agreement cannot be amended unless in writing by both parties.

         (c) This Agreement shall be governed and construed in accordance with the laws of the Province of British Columbia.

         (d) There are not other agreements, representations and warranties between the parties hereto except as set out herein.


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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 17
-----------------------------


         (e) This Letter Agreement shall enure to the benefit of and be binding upon the parties hereto and their executors, administrators, successors and assigns.

                  Please acknowledge your acceptance and agreements in regard to the above terms and conditions by executing the enclosed copy of this Letter Agreement and returning the same to our offices as soon as possible.

Yours very truly

CHELSEA PACIFIC FINANCIAL CORP.


Per: /s/ Carey Whitehead
    ---------------------

WE HEREBY AGREE AND ACKNOWLEDGE OUR AGREEMENT TO THE ABOVE TERMS AND CONDITIONS.

This 25th day of February, 1999.

Signed, sealed and delivered                 )
by LEONARD WAYNE VOTH                        )
in the presence of:                          )
                                             )
           /s/ S. Campbell Fitch             )
--------------------------------------       )
Name                                         )
                                             )
          S. CAMPBELL FITCH                  )
          Swinton & Company                  )
         1000-840 Howe Street                )
      Vancouver, B.C.,  V6Z 2M1              )
--------------------------------------       )        /s/ Leonard Wayne Voth
Address                                      )    ------------------------------
                                             )    LEONARD WAYNE VOTH
--------------------------------------       )
                                             )
                                             )
--------------------------------------       )
Occupation                                   )

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CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 18
-----------------------------


Signed, sealed and delivered                 )
by CLEMENT KAR MAN LAU                       )
in the presence of:                          )
                                             )
           /s/ S. Campbell Fitch             )
--------------------------------------       )
Name                                         )
                                             )
          S. CAMPBELL FITCH                  )
          Swinton & Company                  )
         1000-840 Howe Street                )
      Vancouver, B.C.,  V6Z 2M1              )
--------------------------------------       )        /s/ Clement Kar Man Lau
Address                                      )    ------------------------------
                                             )    CLEMENT KAR MAN LAU
--------------------------------------       )
                                             )
                                             )
--------------------------------------       )
Occupation                                   )


Signed, sealed and delivered                 )
by MARC GREGORY BELCOURT                     )
in the presence of:                          )
                                             )
           /s/ S. Campbell Fitch             )
--------------------------------------       )
Name                                         )
                                             )
          S. CAMPBELL FITCH                  )
          Swinton & Company                  )
         1000-840 Howe Street                )
      Vancouver, B.C.,  V6Z 2M1              )
--------------------------------------       )      /s/ Marc Gregory Belcourt
Address                                      )    ------------------------------
                                             )    MARC GREGORY BELCOURT
--------------------------------------       )
                                             )
                                             )
--------------------------------------       )
Occupation                                   )

CHELSEA PACIFIC FINANCIAL CORP.

Clement Kar Man Lau et al
February 25, 1999
Page 19
-----------------------------


Signed, sealed and delivered                 )
by WILLIAM  JAMES  HADCOCK                   )
in the presence of:                          )
                                             )
           /s/ S. Campbell Fitch             )
--------------------------------------       )
Name                                         )
                                             )
          S. CAMPBELL FITCH                  )
          Swinton & Company                  )
         1000-840 Howe Street                )
      Vancouver, B.C.,  V6Z 2M1              )
--------------------------------------       )      /s/ William James Hadcock
Address                                      )    ------------------------------
                                             )    WILLIAM JAMES HADCOCK
--------------------------------------       )
                                             )
                                             )
--------------------------------------       )
Occupation                                   )


The corporate seal of                        )
COOL ENTERTAINMENT, INC.                     )
(a Washington corporation                    )
was hereunto affixed in the presence of:     )
                                             )
           /s/ Clement Kar Man Lau           )
--------------------------------------       )
Authorized Signatory                         )                      c/s
                                             )
                                             )
--------------------------------------       )
Authorized Signatory                         )


The corporate seal of                        )
COOL ENTERTAINMENT, INC.                     )
(a Colorado corporation)                     )
was hereunto affixed in the presence of:     )
                                             )
                                             )
--------------------------------------       )
Authorized Signatory                         )                      c/s
                                             )
                                             )
--------------------------------------       )
Authorized Signatory                         )